Dreyfus Dynamic Alternatives Fund, Inc.
Summary Prospectus March 1, 2012
Class Ticker A DDYAX C DDYCX I DDYIX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2012 and May 1, 2011, respectively (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks total return (consisting of capital appreciation and income) that approximates or exceeds the total return of a diversified portfolio of hedge funds included in the HFRI Fund Weighted Composite Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 14 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	1.00	1.00	1.00
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees and other expenses of the fund's subsidiary)	2.04	2.01	1.83
Total annual fund operating expenses	3.04	3.76	2.83
Fee waiver and/or expense reimbursement*	(1.59)	(1.56)	(1.63)
Total annual fund operating expenses (less fee waiver and/or expense reimbursement)	1.45	2.20	1.20

*The Dreyfus Corporation has contractually agreed, until March 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, and the operating costs of the fund's subsidiary, so that the expenses of none of the classes (excluding the fund's Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.20%. In addition, The Dreyfus Corporation has contractually agreed, until March 31, 2013 and thereafter for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to The Dreyfus Corporation by the subsidiary. This undertaking may not be terminated after March 31, 2013 unless The Dreyfus Corporation obtains the prior approval of the fund's board.

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,319	$1,948	$3,632
Class C	$323	$1,006	$1,808	$3,902
Class I	$122	$723	$1,349	$3,039

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,319	$1,948	$3,632
Class C	$223	$1,006	$1,808	$3,902
Class I	$122	$723	$1,349	$3,039

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund follows a hedge fund beta replication strategy designed to provide investment exposure to a diversified portfolio of hedge funds included in the HFRI Fund Weighted Composite Index (HFRI Index), combined with a managed futures replication strategy designed to mitigate the downside risks of its hedge fund beta replication strategy. The investment process assumes that the beta exposure of hedge funds as an asset class exposes them to systematic market risk, which can adversely affect their performance during periods of high market volatility. Managed futures are considered to be negatively correlated to stock markets. The fund normally will use extensively derivative instruments, particularly futures, options, swaps and forward contracts, on U.S. and non-U.S. equity and fixed income securities, securities indices, currencies, commodities and other instruments. The HFRI Index is a fund-weighted (equal-weighted) index designed to measure the total returns (net of fees) of the approximately 2,000 hedge funds that comprise the Index. Constituent funds must have either $50 million under management or a track record of greater than 12 months. The HFRI Index consists only of hedge funds. The fund does not invest in hedge funds. In selecting investments to approximate the total return of a diversified portfolio of hedge funds included in the HFRI Index, the fund's portfolio managers estimate the market exposures (or betas) that drive the aggregate returns of those hedge funds.

In selecting investments to mitigate the downside risks of the fund's hedge fund beta replication strategy, the fund's portfolio managers estimate the beta exposures that drive the aggregate returns of a diversified group of commodity trading advisors that use momentum or long volatility strategies managing funds included in the HFRI Index. Commodity trading advisors are those hedge funds included in the HFRI Index that are registered with the Commodity Futures Trading Commission as commodity trading advisors. To determine the allocation of fund assets to the hedge fund beta replication strategy and managed futures replication strategy, the portfolio managers use a proprietary macro risk allocation model.

The fund's portfolio managers implement the fund's investment process and gain beta exposures to specific asset classes using primarily a combination of long or short positions in equity index futures and options, U.S.Treasury and foreign sovereign bond futures, currency forward contracts, commodity and commodity index futures, and index total rate of return swaps to the extent such instruments are available to be used effectively by the portfolio managers. Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Total return swaps are contracts or agreements that give the fund the right to receive the appreciation in the value of a specified security, index, currency or other instrument in return for a fee paid to the counterparty, which typically is an agreed upon interest rate. The fund

Dreyfus Dynamic Alternatives Fund Summary	2

may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. The fund also may invest in structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index, security or commodity); exchange-traded funds (ETFs), such as those that are designed to track the performance of an index; exchange-traded notes (ETNs), which are debt securities typically designed to track the performance of an index; and equity and fixed-income securities.

The fund also may gain exposure to the performance of commodity markets through investments in a wholly-owned and controlled subsidiary of the fund that invests primarily in commodity-linked securities and derivatives (including futures, options and swap contracts) and fixed-income securities.The fund may hold a significant portion of its assets in U.S. government securities, short-term and high quality debt securities, money market instruments, cash and other cash equivalents to collateralize its derivatives positions.

The fund is "non-diversified" under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. The derivatives in which the fund may invest may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting the financial services sector may cause the fund's net asset value per share to fluctuate. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

• Leverage risk. The use of leverage, such as entering into futures contracts and forward currency contracts, engaging in forward commitment transactions, and engaging in reverse repurchase agreements, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

• Alternative asset categories and investment strategies risk. The fund does not invest in hedge funds. The fund, however, seeks investment exposure to the asset categories and investment strategies that drive the aggregate returns of a diversified portfolio of hedge funds and commodity trading advisors included in the HFRI Index. Hedge funds are often illiquid and highly leveraged, and invest in asset categories or utilize investment strategies that may be alternative or non-traditional and highly volatile. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

• Index/tracking error risk. The fund is not an index fund. The fund, however, follows a hedge fund beta replication strategy combined with a managed futures replication strategy. The HFRI Index may not provide an accurate representation of hedge fund returns or the returns of commodity trading advisors managing funds using momentum or long volatility strategies. Even if the HFRI Index provides an accurate representation of hedge fund returns generally and the returns of such commodity trading advisors, because the fund's investment process is based on an assessment of historical data related to the HFRI Index, the fund's performance may not replicate the returns of the HFRI Index or the returns of the commodity trading advisors included in the HFRI Index during any period of time. To the extent that data turns out not to be predictive of future events, the returns of the fund may differ significantly from the returns of hedge funds generally or the returns of the HFRI Index and commodity trading advisors.

• Management risk. Management risk is the risk that the investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value. The fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

• Subsidiary risk. By investing in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in this prospectus and could negatively affect the fund and its shareholders.

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• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

• Tax risk. As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund's foreign currency-denominated positions as not qualifying income.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class A shares for its first full calendar year of operations. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Dreyfus Dynamic Alternatives Fund Summary	4

Year-by-Year Total Returns as of 12/31 each year (%) Class A Shares
Best Quarter Q1, 2011: 1.04% Worst Quarter Q3, 2011: -9.07%

After-tax performane is shown only for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/11)
Share Class	1 Year	Since Inception (03/09/10)
Class A returns before taxes	-13.37%	-7.70%
Class A returns after taxes on distributions	-13.37%	-7.70%
Class A returns after taxes on distributions and sale of fund shares	-8.69%	-6.51%
Class C returns before taxes	-9.62%	-5.33%
Class I returns before taxes	-7.83%	-4.32%
HFRI Fund Weighted Composite Index reflects no deduction for fees, expenses or taxes*	-5.02%	2.59%
*For comparative purposes, the value of the index on 2/28/10 is used as the beginning value on 03/09/10.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation, which has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), to serve as the fund's sub-investment adviser. Investment decisions for the fund are made by the Global Asset Allocation Team of Mellon Capital, consisting of Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom serves as a primary portfolio manager of the fund. Messrs. Dagioglu, Stavena and Miletich are Managing Directors and Mr. Zaches is a Director of Mellon Capital. There are no limitations on the role of a team member with respect to investment decisions for the fund.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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